UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pilot House-Lewis Wharf, 2 Atlantic Avenue	6th Floor Boston, MA	02110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 586-3900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SPPI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 27, 2023, Spectrum Pharmaceuticals, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed merger (the “Merger”) of Spade Merger Sub 1, Inc., a Delaware corporation (“Merger Sub”) and a wholly-owned subsidiary of Assertio Holdings, Inc., a Delaware corporation (“Acquiror”), with and into the Company, with the Company continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Acquiror. The following is a summary of the matters voted on at the Special Meeting based on the report of the voting results by the independent inspector of elections. The definitive proxy statement related to the Special Meeting that was filed by the Company with the Securities and Exchange Commission under cover of Schedule 14A (File No. 001-35006) on June 15, 2023 contains a description of the following proposals considered at the Special Meeting, each of which was approved by the Company’s stockholders at the Special Meeting as set forth below.

Proposal 1. The Company’s stockholders voted to adopt and approve the Agreement and Plan of Merger with Acquiror and Merger Sub (the “Merger Proposal”) by the votes indicated:

For	Against	Abstentions
133,530,424	5,845,915	1,079,034

Proposal 2. The Company’s stockholders voted to approve, on a non-binding, advisory basis, the compensation that may be paid to the Company’s named executive officers that is based on or otherwise relates to the Merger by the votes indicated:

For	Against	Abstentions
96,098,334	40,320,484	4,036,555

Proposal 3. The Company’s stockholders voted to approve one or more adjournments of the Special Meeting to solicit additional proxies if there are not sufficient votes cast at the Special Meeting to approve the Merger Proposal or to ensure that any supplemental or amended disclosure, including any supplement or amendment to the definitive proxy, is timely provided to the Company’s stockholders, by the votes indicated:

For	Against	Abstentions
129,861,277	8,602,794	1,991,302

Such an adjournment was not necessary and thus the Special Meeting was not adjourned.

Item 8.01. Other Events.

On July 27, 2023, the Company and Acquiror issued a joint press release announcing the voting results of the Special Meeting and the special meeting of Acquiror stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, jointly issued by Spectrum Pharmaceuticals, Inc. and Assertio Holdings Inc. dated July 27, 2023.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.

Date: July 27, 2023	By:	/s/ Nora E. Brennan
Name: Nora E. Brennan
Title: Executive Vice President and Chief Financial Officer

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